Hotels Map Marker Rooms Year Opened Westin Colonnade Coral Gables 157 1989 Biltmore Hotel 1 165 1971 Courtyard Miami Coral Gables 2 250 1987 Hyatt Regency Coral Gables 3 275 1926 Total Comp Set (excluding Westin) 690Demand Generators:  Located on Miracle Mile, the heart of the Coral Gables commercial district  Strong corporate environment with tenants such as Club Med, ExxonMobil, IBM, Bacardi, Del Monte Fresh Produce and Intelsat  Tourism: ₋ Merrick Park ₋ Miami Marlins Park ₋ University of Miami ₋ Coral Gables Museum ₋ South Beach ₋ American Airlines Arena ₋ The Venetian Pool ₋ Fairchild Tropical Gardens ₋ Abundant shopping and golf courses  Robust international tourism market with an influx of tourists from Latin America and Europe Market Highlights: Market Overview:  Proven history of strong recovery from market downturns with a RevPAR compounded annual growth (CAGR) of 9.1% from 2003 to 2007 and a RevPAR CAGR of 8.8% from 2009 to 2013  Market has shown steady economic and hotel demand growth, complemented by restrained supply growth, with a 14-year supply CAGR of 0.0%  Coral Gables offers high-end retail, upscale restaurants, Fortune 500 companies, a world class university (University of Miami) and highly desired residential real estate with easy access to Coconut Grove, Brickell, Downtown Miami and South Beach miami, florida westin colonnade coral gables Competitive Set: This summary information sheet contains certain "forward-looking statements” relating to, among other things, hotel EBITDA and hotel net operating income after capital reserves. The forward-looking statements made are based on our beliefs, assumptions and expectations of future performance, taking into account all information currently available to us. Actual results could differ materially from the forward-looking statements made on this summary information sheet. When we use the words "projected," "expected,” “planned” and "estimated" or other similar expressions, we are identifying forward-looking statements. The forward-looking statements on this summary information sheet are subject to the safe harbor of the Private Securities Litigation Reform Act of 1995. All information on this sheet is as of November 12, 2014. We undertake no duty to update the information to conform to actual results or changes in our expectations. For additional information, please visit our website at www.pebblebrookhotels.com. exterior Property Highlights:  157 guest rooms, offering high-speed internet access, 32-inch flat-screen LCD televisions, and Westin Heavenly bed and bath products  23,000 square feet of meeting space, including a 9,000 square foot Rotunda  SUSHISAMBA Restaurant, a 4,460 square foot, leased restaurant serving lunch and dinner daily, featuring a unique blend of Japanese, Brazilian and Peruvian inspired cuisine  Outdoor heated pool and expansive outdoor entertainment deck  WestinWORKOUT fitness studio  Valet parking and business center Investment Highlights: Strengths  Premier location in gateway market  Growing market with excellent supply and demand fundamentals  Unique and abundant meeting and event space  Historically strong operating performance with consistent track record  Off-market transaction Opportunities  Comprehensive renovation and repositioning expected in 2015  Miracle Mile and Giralda Avenue improvement project  Improved cash flow through Pebblebrook asset management and best practices Estimated Discount to Replacement Cost: 20% - 25% Sep 2014 TTM Occupancy: 80% Sep 2014 TTM ADR: $198 Forward 12-Month Cap Rate (Projected EBITDA)(1): 4.8% - 5.7% Forward 12-Month Cap Rate (Projected NOI)(1): 3.8% - 4.7% (1) Based on previously disclosed forecasted net operating income after capital reserves (“NOI”) and previously disclosed forecasted hotel earnings before interest, taxes, depreciation and amortization (“EBITDA”). Forward 12-month EBITDA and NOI cap rates have been reduced by 1.7% due to the projected negative impact from the planned renovation. Historic Performance and Valuation: Property Information: Acquisition Price: $59.4M ($378K per room) Location: Miami, FL Acquired: November 12, 2014 Rooms: 157 Type: Upper-Upscale, Full-Service Built: 1989 Last Renovated: 2007 1 3 50% 55% 60% 65% 70% 75% $50 $70 $90 $110 $130 ADR RevPAR Occupancy Prior Peak Occupancy* MIami South Sub-Market Operating Performance Source: Smith Travel Research * Represents TTM peak occupancy for the Miami South sub-market in the prior cycle. 2000-2013 ADR CAGR: 1.4% 2000-2013 RevPAR CAGR: 1.7% 2